UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 19, 2024

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)

(513) 397-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2024, Cincinnati Bell Inc. (the “Company”) entered into that certain Amendment No. 5 to Credit Agreement (“Amendment No. 5”), by and among the Company, Red Fiber Parent LLC (“Holdings”), the Guarantors party thereto, Goldman Sachs Bank USA, as administrative agent (the “Administrative Agent”) and as the Additional Refinancing Lender and a Term B-4 Lender (the “Additional Refinancing Lender”), CoBank, ACB, as the Term B-1 Lender and the Term B-3 Lender, and the Term B-4 Lenders party thereto, in order to amend certain terms of its existing Credit Agreement (the “Credit Agreement”), dated as of September 7, 2021, as amended as of November 23, 2021, as amended as of May 3, 2023, as amended as of May 30, 2024 and as amended as of June 14, 2024, by and among the Company, Holdings, the Administrative Agent and the Lenders and L/C Issuers party thereto.  Amendment No. 5 provides for (i) a reduction in the interest rate margin applicable to the Term B-1 Loans and the Term B-3 Loans under the Credit Agreement and (ii) the incurrence of a new tranche of $930,590,472 senior secured term loans (the “Term B-4 Loans”). The proceeds of the Term B-4 Loans were used to refinance in full the outstanding aggregate principal amount of the Term B-2 Loans and to pay fees and expenses in connection with the refinancing of the Term B-2 Loans.  The other material terms, conditions and covenants of the Credit Agreement were unchanged by Amendment No. 5.

The foregoing summary of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5 that is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 5 to Credit Agreement, dated as of December 19, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: December 19, 2024	By:	/s/ Joshua T. Duckworth
		Name:	Joshua T. Duckworth
		Title:	Chief Financial Officer